UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 8, 2004

TROY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(949) 250-3280
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01                     Other Events

TROY Group, Inc. (the “Company”) announced today that it has filed a definitive proxy statement with the Securities and Exchange Commission in connection with its proposed merger with Dirk, Inc.  The Company has set November 9, 2004 as the date for the special meeting of stockholders and October 5, 2004 as the record date for stockholders eligible to vote at the special meeting.  Proxy materials relating to this meeting will be mailed to stockholders on or about October 7, 2004.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

Item 9.01                     Financial Statements and Exhibits

(c)                                         Exhibits

99.1                                  Press Release dated October 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2004.
TROY GROUP, INC.

	By	/s/ Dennis C. Fairchild
Dennis C. Fairchild
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 8, 2004.